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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Werner Holding Co. (PA), Inc. and Werner Holding Co. (DE), Inc. (the "Co-registrants") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry V. Friend, Chief Financial Officer of the Co-registrants, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Co-registrants.


                                                 WERNER HOLDING CO. (PA), INC.

Date: August 13, 2002                            /s/ Larry V. Friend
                                                 -----------------------
                                                 Larry V. Friend
                                                 Chief Financial Officer




                                                 WERNER HOLDING CO. (DE), INC.

Date: August 13, 2002                            /s/ Larry V. Friend
                                                 -----------------------
                                                 Larry V. Friend
                                                 Chief Financial Officer